UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): November 6, 2007
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE	000-50866	23-2636866

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania	19312

(Address of principal executive offices)	(Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective November 6, 2007, Paul Mildenstein, Senior Vice President — United Kingdom Operations, resigned his employment with the Company and its subsidiaries. Mr. Mildenstein is leaving the Company to pursue an opportunity in a new venture with one of his former business associates. He will be available for approximately 45 days to assist in the transition of interim management to our EVP and Chief Operating Officer, Norman Miller, who will manage the United Kingdom Operations until Mr. Mildenstein’s successor is named.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: November 6, 2007	By:	/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief Financial Officer